Exhibit 10.16

AMENDMENT NO. 1

TO

GOVERNANCE AGREEMENT

AMENDMENT NO. 1 TO GOVERNANCE AGREEMENT (this “Amendment”), dated as of July 31, 2007, made among ITC^DeltaCom, Inc., a Delaware corporation (the “Parent”), and each person listed on the signature pages hereof under the headings “WCAS Securityholders” and “TCP Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Amended and Restated Governance Agreement, dated as of and July 26, 2005 (the “Agreement”), among Parent, the securityholders of Parent listed on the signature pages thereof and the other parties to such agreement to facilitate the recapitalization transactions of Parent to be consummated on the date hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness; Capitalized Terms.

(a) This Amendment shall be effective as of the date hereof.

(b) All capitalized terms used in this Amendment and not defined herein have the meanings ascribed to such terms in the Agreement.

2. Definitions.

(a) Article I of the Agreement is hereby amended by adding, in the appropriate alphabetical order, the following definitions to such Article I:

“Equity Purchase and Rights Offering Agreement” means the Equity Purchase and Rights Offering Agreement, dated as of July 16, 2007, among Parent and the other Persons listed on the signature pages thereof.

“Recapitalization” means, collectively, the transactions relating to the issuance and sale of Voting Securities and Voting Security Equivalents described in Exhibit A to the Equity Purchase and Rights Offering Agreement.

“Rights Offering” means a registration under the Securities Act of an offering of Common Stock and rights to purchase Common Stock on substantially the terms provided for in the Equity Purchase and Rights Offering Agreement.

“Series H Certificate of Designation” means the certificate of designation of the Series H Preferred Stock as amended from time to time.

“Series H Preferred Stock” means the 6% Series H Convertible Redeemable Preferred Stock, par value $0.01 per share, of Parent.

(b) The last sentence of the definition of “Voting Securities” set forth in Article I of the Agreement is hereby amended by deleting such last sentence and substituting in lieu thereof the following sentence:

“For purposes of this definition, each share of Common Stock, each share of Series A Preferred Stock, each share of Series B Preferred Stock, each share of Series C Preferred Stock and each share of Series H Preferred Stock shall at all times be considered Voting Securities.”

3. Subscription Right. Section 3.4(g) of the Agreement is hereby amended by adding the following sentence at the end thereof:

“In addition, for purposes of this Section 3.4, “Excluded Securities” also means Voting Securities and Voting Security Equivalents issued or issuable (a) pursuant to or in connection with the Recapitalization (including, without limitation, the issuance and sale for cash of Common Stock to certain WCAS Securityholders and the issuance and sale for cash of the Series H Preferred Stock), (b) pursuant to the Series H Certificate of Designation in accordance with the Equity Purchase and Rights Offering Agreement, (c) upon the conversion, exchange or exercise of the Series H Preferred Stock or (d) pursuant to or in connection with the Rights Offering.”

4. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to principles of conflicts of law.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ Richard E. Fish, Jr.
Name:	Richard E. Fish, Jr.
Title:	Executive Vice President and Chief Financial Officer

WCAS SECURITYHOLDERS:

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III Associates L.L.C., General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC, General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

WCAS INFORMATION PARTNERS, L.P.

By:	WCAS Info Partners, General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Attorney-in-fact

WCAS REPRESENTATIVE

/s/ Thomas H. McInerney Thomas H. McInerney

Individual investors and trusts:

By:	/s/ Jonathan M. Rather
Jonathan M. Rather, as Attorney-in-fact for the individual investors listed below:
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Andrew M. Paul
Thomas E. McInerney
Robert A. Minicucci
Anthony J. de Nicola
Paul B. Queally
D. Scott Mackesy
Sanjay Swani
James Matthews
Laura VanBuren
Sean Traynor
John Almeida
Eric J. Lee
Jonathan M. Rather
IRA – f/b/o James Matthews
IRA f/b/o Jonathan M. Rather

/s/ Jill A. Hanau Jill A. Hanau

Other trusts:

The Bruce K. Anderson 2004 Irrevocable Trust

By:	/s/ Mary Anderson
Name:	Mary Anderson
Title:	Trustee

The Patrick Welsh 2004 Irrevocable Trust

By:	/s/ Carol Welsh
Name:	Carol Welsh
Title:	Trustee

Patrick J. Welsh Tr UA 05 09 05

By:	/s/ Patrick Welsh
Name:	Patrick Welsh
Title:	Trustee

TCP SECURITYHOLDERS:

SPECIAL VALUE ABSOLUTE RETURN FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Managing Partner

SPECIAL VALUE BOND FUND II, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Managing Partner